SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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PARK-OHIO HOLDINGS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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PARK-OHIO HOLDINGS CORP.

23000 Euclid Avenue

Euclid, Ohio 44117

Notice of 2004 Annual Meeting of Shareholders

          The 2004 annual meeting of shareholders of Park-Ohio Holdings Corp., an Ohio corporation (the “Company”), will be held at The Manor, 24111 Tungsten/Rockwell Road, Euclid, Ohio, 44117 on Thursday, May 20, 2004, at 10:00 A.M., Cleveland Time. The purposes of the meeting are:

1.	To elect three directors to serve until the 2007 annual meeting of shareholders;

2.	To act on other matters that are properly brought before the annual meeting or any adjournments, postponements or continuations thereof.

      The Board of Directors set March 25, 2004, as the record date for the annual meeting. This means that owners of Common Stock at the close of business on that date are entitled to (1) receive notice of the meeting and (2) vote at the meeting and any adjournments or postponements of the meeting.

      You are invited to attend the annual meeting and urged to mark, sign and return the proxy card in the enclosed envelope, regardless of whether you expect to attend the annual meeting. No postage is required if mailed in the United States. Your proxy will not be used if you attend the annual meeting and vote in person. If you attend the annual meeting you may be asked to present a valid picture identification.

By Order of the Board of Directors

ROBERT D. VILSACK
Secretary and General Counsel

April 12, 2004

PARK-OHIO HOLDINGS CORP.

23000 Euclid Avenue

Euclid, Ohio 44117

Proxy Statement for

Annual Meeting of Shareholders
To Be Held On May 20, 2004

GENERAL INFORMATION

      The Board of Directors is furnishing this proxy statement in order to solicit proxies on its behalf to be voted at the annual meeting of shareholders of the Company. The annual meeting will be held at The Manor, 24111 Tungsten/Rockwell Road, Euclid, Ohio, 44117 on Thursday, May 20, 2004, at 10:00 A.M., Cleveland Time, and any and all adjournments, postponements or continuations thereof.

      Proxy materials are first being mailed to shareholders on or about April 12, 2004. A shareholder giving a proxy may revoke it, without affecting any vote previously taken, by a later appointment received by the Company or by giving notice to the Company in writing or in open meeting. Attendance at the meeting will not in itself revoke a proxy. Shares represented by properly executed proxies will be voted at the meeting. If a shareholder has specified how the proxy is to be voted with respect to a matter listed on the proxy it will be voted in accordance with such specifications, and if no specification is made the executed proxy will be voted “FOR” the election of the nominees for directors. The Company’s Articles of Incorporation do not provide for cumulative voting in the election of directors.

      The record date for the determination of shareholders entitled to notice of and to vote at the 2004 annual meeting is March 25, 2004. As of March 25, 2004, there were issued and outstanding 10,565,186 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”). Each share has one vote.

      So far as the Company is aware, no matters other than those described in this proxy statement will be presented to the meeting for action on the part of the shareholders. If any other matters are properly brought before the meeting, of which we did not have notice of on or prior to February 29, 2004, or that applicable law otherwise permits proxies to vote on a discretionary basis, it is the intention of the persons named in the accompanying proxy to vote the shares to which the proxy relates thereon in accordance with their best judgment. Abstentions and broker non-votes will be counted as present at the meeting for purposes of determining a quorum, but will not be counted as voting, except as otherwise required by law and indicated herein.

      The cost of soliciting proxies, including the charges and expenses incurred by brokerage firms and other persons for the forwarding of proxy materials to the beneficial owners of such shares, will be borne by the Company. Proxies may be solicited by officers and employees of the Company, by letter, by telephone or in person. Such individuals will not be additionally compensated but may be reimbursed by the Company for reasonable out-of-pocket expenses incurred in connection therewith. In addition, the Company has retained Morrow & Co., Inc., a professional proxy soliciting firm, to assist in the solicitation of proxies and will pay such firm a fee, estimated to be $4,000, plus reimbursement of out-of-pocket expenses.

ELECTION OF DIRECTORS

General

      The authorized number of directors of the Company is presently fixed at nine, divided into three classes of three members, respectively. The directors of each class are elected for three-year terms so that the term of office of one class of directors expires at each annual meeting. Proxies may only be voted for the nominees identified in the section entitled “Nominees for Election.”

      The class of directors to be elected in 2004, who will hold their positions for a term of three years and until the election of their successors, has been fixed at three. Unless otherwise directed, proxies in the accompanying form will be voted in favor of electing to that class: James W. Wert, Dan T. Moore III and Patrick V. Auletta. Mr. Wert was previously elected as a director by you. To fill the two vacancies that existed in the class of directors running for election in 2004, Mr. Moore was appointed by the Board since the last election of directors and Mr. Auletta was appointed by the Board this year. The persons named in the accompanying proxy will vote the proxies received by them (unless authority to vote is withheld) for the election of James W. Wert, Dan T. Moore III and Patrick V. Auletta. If any nominee is not available at the time of election, the proxy holders may vote in their discretion for a substitute or such vacancy may be filled later by the Board. The Company has no reason to believe any nominee will be unavailable.

Recommendation and Vote Required

      The affirmative vote of a plurality of the shares of Common Stock represented at the meeting is required to elect James W. Wert, Dan T. Moore III and Patrick V. Auletta as directors of the Company to serve until the annual meeting of shareholders in the year 2007.

      Your Board of Directors unanimously recommends a vote “FOR” James W. Wert, Dan T. Moore III and Patrick V. Auletta as directors.

Biographical Information

      Information is set forth below regarding the nominees for election and the directors who will continue in office as directors of the Company after the meeting, including their ages, principal occupations during the past five years and other directorships presently held. Also set forth is the date each was first elected as a director of the Company or a corporation that has been merged into the Company.

Nominees for Election

		Principal Occupation
Name	Age	and Other Directorships

Patrick V. Auletta (a,d)	53	President of KeyBank National Association since 2001 (financial services company). Mr. Auletta has 32 years of banking experience at KeyBank, most recently as Vice Chairman.
Dan T. Moore III (d)	64	Director of the Company since 2003. Chief Executive Officer of Dan T. Moore Co. and related Companies (Soundwich, Flow Polymers and Team Wendy) (research and development of advanced materials) since 1969. Director of Invacare Corporation and Hawk Corporation.
James W. Wert (a,b,c,d)	57	Director of the Company since 1992 and Vice Chairman of the Company since 2002; Chief Executive Officer and President since 2003 and Vice President 2000-2002, Clanco Management Corporation (registered investment advisor); formerly Senior Executive Vice President and Chief Investment Officer, KeyCorp (financial services company) from 1995 to 1996 and Chief Financial Officer, KeyCorp and predecessor companies from 1990 to 1995. Director of Continental Global Group, Inc., Marlin Business Services Corp. and Paragon Holdings, Inc.

Directors Continuing in Office With Term Expiring in 2005

		Principal Occupation
Name	Age	and Other Directorships

Edward F. Crawford (a)	64	Director, Chairman and Chief Executive Officer of the Company since 1992 and President of the Company 1997 – 2003; Chairman, Crawford Group, Inc. (manufacturing businesses) since 1964; Director of Continental Global Group, Inc.

Kevin R. Greene (b,d)	45	Director of the Company since 1998; Chairman and Chief Executive Officer of BPC Group, Inc.. (international investment banking firm) since 1992; Chairman and CEO of Capital Resource Holdings L.L.C. (pension consultant) since 1999; formerly a management consultant with McKinsey & Company (consulting firm); director of Capital Resource Holdings, LLC.

Ronna Romney (d)	60	Director of the Company since 2001; former political and news commentator for radio and television; author; U.S. Senate Candidate for Michigan 1996; former Chairperson for President’s Commissions on White House Fellowships and The White House Commission Presidential Scholars; former Commissioner on President’s National Advisory Council on Adult Education; Director of Molina Healthcare, Inc.

Directors Continuing in Office With Term Expiring in 2006

		Principal Occupation
Name	Age	and Other Directorships

Matthew V. Crawford	34	Director of the Company since 1997; President and Chief Operating Officer since 2003; Senior Vice President of the Company 2001-2003; Assistant Secretary and Corporate Counsel of the Company February, 1995 to 2001; President of Crawford Group, Inc. (manufacturing business) since 1995; Mr. E. Crawford is the father of Mr. M. Crawford

Lewis E. Hatch, Jr. (b,c,d)	77	Director of the Company since 1992; Business Consultant since 1993; former director ImageMax, Inc. (image storage service company) from 1997 – 2002 and Chairman from 9/1998 – 6/1999; former Director of Teleflex, Inc. (designer and manufacturer of high performance products) from 1976 – 1999; former Chairman and Chief Operating Officer, Rusch International (international medical device company) from 1985 – 1992

Lawrence O. Selhorst (c,d)	71	Director of the Company since 1995; Chairman of the Board since 1968 and Chief Executive Officer from 1968-2001 of American Spring Wire Corp. (spring wire manufacturer); former Chairman of the Board of RB&W Corporation (fastener manufacturer and distributor) from September, 1992 to March, 1995 a Member, Executive Committee

 b Member, Audit Committee
 c Member, Compensation Committee
 d Member, Nominating and Corporate Governance Committee

PRINCIPAL SHAREHOLDERS

      The following table sets forth certain information with respect to beneficial ownership of the Common Stock of the Company by: (i) each person (or group of affiliated persons) known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (ii) each director or director nominee of the Company; (iii) each Named Executive Officer individually; and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the information is as of April 1, 2004 and the nature of beneficial ownership consists of sole voting and investment power.

	Shares of
	Common Stock		Shares Acquirable	Percent
Name of Beneficial Owner	Currently Owned		Within 60 Days(1)	of Class

Edward F. Crawford	2,186,336	(a)(b)	300,000	23.5

Matthew V. Crawford	1,008,701	(b)	208,333	10.6

James W. Wert	135,000		54,500	1.8

Lewis E. Hatch, Jr.	14,060		33,000	*

Richard P. Elliott	12,500		3,333	*

Kevin R. Greene	10,000		42,500	*

Patrick W. Fogarty	4,333	(e)	40,333	*

Ronna Romney	1,000		19,750	*

Lawrence O. Selhorst	0		43,750	*

Dan T. Moore, III	0		9,500	*

Robert D. Vilsack	0		8,333	*

Patrick V. Auletta	2,000		0	*

GAMCO Investors, Inc.	1,787,818	(c)	—	16.9

Dimensional Fund Advisors, Inc	715,078	(d)	—	6.8

Directors and executive officers as a group (12 persons)	3,274,829		763,332	38.2

 *  Less than one percent.

(1)	Reflects the number of shares that could be purchased by exercise of options available at April 1, 2004 or within 60 days thereafter.

(a)	The total includes 2,225,000 shares over which Mr. E. Crawford has sole voting and investment power, 22,500 shares owned by L’Accent de Provence of which Mr. E. Crawford is President and owner of 25% of its capital stock and over which Mr. E. Crawford shares voting and investment power, 17,000 shares owned by EFC Properties, Inc. of which Mr. E. Crawford is the President and has sole voting and investment power, and 9,500 shares owned by Mr. E. Crawford’s wife as to which Mr. E. Crawford disclaims beneficial ownership. The total includes 13,235 shares held under the Individual Account Retirement Plan of Park-Ohio Industries, Inc. and its Subsidiaries as of December 31, 2003. The address of Mr. E. Crawford is the business address of the Company.

(b)	Messrs. E. Crawford and M. Crawford have shared voting power and investment power with respect to 46,000 shares held by a charitable foundation. The 46,000 shares are included in the beneficial ownership amounts reported for both Mr. E. Crawford and Mr. M. Crawford. Messrs. E. Crawford and M. Crawford

have shared voting power and investment power with respect to 11,700 shares owned by Crawford Container Company. The 11,700 shares are included in the beneficial ownership amounts reported for both Mr. E. Crawford and Mr. M. Crawford. Messrs. E. Crawford and M. Crawford have shared voting power and investment power with respect to 41,401 shares owned by First Francis Company, Inc. The 41,401 shares are included in the beneficial ownership amounts reported for both Mr. E. Crawford and Mr. M. Crawford. The address of Mr. M. Crawford is the business address of the Company.

(c)	Based on information set forth on Amendment No. 13 to Schedule 13D as filed with the Securities and Exchange Commission on December 24, 2003. Includes 1,395,779 shares held by GAMCO Investors, Inc., 366,200 shares held by Gabelli Funds, LLC, 22,500 shares held by MJG Associates Inc., and 3,339 shares held by Mr. Mario J. Gabelli, as of December 22, 2003. Gabelli Group Capital Partners, Inc. is the ultimate parent holding company for the above listed companies, and Mr. Mario J. Gabelli is the majority owner of Gabelli Group Capital Partners, Inc., which has its principal business office at One Corporate Center, Rye, New York 10580.

(d)	Based on information set forth on Schedule 13G/ A as filed with the Securities and Exchange Commission on February 6, 2004, Dimensional Fund Advisors Inc. (“Dimensional”), a registered investment advisor, furnishes investment advice to four investment companies and serves as investment manager to certain other investment vehicles, including commingled group trusts (the “Funds”). Dimensional reported beneficial ownership of 715,078 shares as of December 31, 2003, all of which shares were held by the Funds. Dimensional reported sole voting and investment power with respect to all of such shares, but disclaimed beneficial ownership of all such shares. The address for Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(e)	Total also includes 824 shares held under the Individual Account Retirement Plan of Park-Ohio Industries, Inc. and its Subsidiaries as of December 31, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

      Based upon a review of filings, we believe that all of the directors and executive officers complied during fiscal year 2003 with the requirements of Section 16(a) of the Securities and Exchange Act of 1934, with the exception of Dan T. Moore III, who filed a Form 4 on August 6, 2003 reporting the issuance of 9,500 stock options issued August 1, 2003, and Patrick W. Fogarty, who filed a Form 4 on June 24, 2003 reporting the sale of 1,491 shares on May 4, 2003.

CERTAIN MATTERS PERTAINING TO THE BOARD OF DIRECTORS AND

CORPORATE GOVERNANCE

Corporate Governance

      The Board believes that there should be a substantial majority of independent directors on the Board. The Board also believes that it is useful and appropriate to have members of management, including the Chief Executive Officer and President, as directors. The current Board members include seven independent directors (three of the nominees).

      Director Independence. Each of our directors other than Messrs. E. Crawford and M. Crawford qualify as “independent” in accordance with the published listing requirements of the National Association of Securities Dealers, Inc. (the “NASD”). The NASD independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the NASD listing requirements, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and management.

      In addition, as required by NASD listing requirements, the members of the Audit Committee each qualify as “independent” under special standards established by the Securities and Exchange Commission (the “SEC”) for members of audit committees. The Audit Committee also includes at least one independent member who is determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. Lewis E. Hatch, Jr. is the independent director who has been determined to be an audit committee financial expert. Shareholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Hatch’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Hatch any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

      Code of Business Conduct and Ethics. All directors, officers and employees of the Company must act ethically at all times and in accordance with the policies comprising the Company’s Code of Business Conduct and Ethics. A copy of the code is attached to this proxy statement as Annex A and will be made available, without charge, upon written request to: Secretary, Park-Ohio Holdings Corp., 23000 Euclid Ave., Cleveland, Ohio 44117.

Board of Directors and Committees

      Board Committees and Charters. The Board currently has, and appoints the members of, Audit, Compensation, Nominating and Corporate Governance, and Executive Committees. Each member of the Audit, Compensation, and Nominating and Corporate Governance Committees is an independent director in accordance with the NASD listing requirements. Each of the Audit, Compensation and Executive Committees has a written charter approved by the Board.

      Audit Committee. The Audit Committee consists of Messrs. Greene, Hatch and Wert, with Mr. Hatch as its chairman. The Audit Committee assists the Board in its general oversight of the Company’s financial reporting, internal controls and audit functions, and is directly responsible for the appointment, retention, compensation and oversight of the work of the Company’s independent auditors. In 2003, the Audit Committee held five meetings. The responsibilities and activities of the Audit Committee are described in greater detail in “Audit Committee Report” and Audit Committee Charter attached to this proxy statement as Annex B.

      Compensation Committee. The Compensation Committee consists of Messrs. Hatch, Selhorst and Wert, with Mr. Selhorst as its chairman. The Compensation Committee reviews and approves salaries, performance-based incentives and other matters relating to executive compensation, and administers the Company’s stock option plans, including reviewing and granting stock options to executive officers. The Compensation Committee also reviews and approves various other Company compensation policies and matters. The Compensation Committee held two meetings in 2003 and also regularly acts by written consent. For more information, see “Compensation Committee Report.”

      Executive Committee. The Executive Committee consists of Messrs. E. Crawford, Wert and Auletta, with Mr. Wert as its chairman. The Executive Committee may exercise the authority of the Board between Board meetings, except to the extent that the Board has delegated authority to another committee or to other persons, and except as limited by Ohio law and the Company regulations. The Executive Committee held no meetings in 2003.

      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (formerly known as the Outside Directors Committee) consists of Messrs. Auletta, Greene, Hatch, Moore, Selhorst, Wert and Ms. Romney, with Mr. Wert as its chairman, and constitutes all of the Company’s independent directors. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the size and composition of the Board. The Nominating and Corporate Governance Committee is responsible for reviewing with the Board from time to time the appropriate skills and characteristics required of Board members in the context of the current size and make-up of the Board. This assessment includes issues of diversity in numerous factors such as: age; understanding of and achievements in manufacturing, technology, finance and marketing; and international experience and culture. These factors, and any other qualifications considered useful by the Committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective Board members. Therefore, while focused on the achievement and the ability of potential candidates to make a positive contribution with respect to such factors, the Nominating and Corporate Governance Committee has not established any specific minimum criteria or qualifications that a nominee must possess. The Nominating and Corporate Governance Committee establishes procedures for the nomination process, recommends candidates for election to the Board and also nominates officers for election by the Board. The Nominating and Corporate Governance Committee has not yet adopted a written charter.

      Consideration of new Board nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. In general, candidates for nomination to the Board are suggested by Board members or by employees. The Nominating and Corporate Governance Committee will consider candidates proposed by shareholders. The Committee evaluates candidates proposed by shareholders using the same criteria as for other candidates. A shareholder seeking to recommend a prospective nominee for the Nominating and Corporate Governance Committee’s consideration should notify the Company’s Secretary in writing and follow the requirements listed in the section entitled “Shareholder Proposals for the 2005 Annual Meeting.”

      The Nominating and Corporate Governance Committee reviews and reports to the Board on a periodic basis with regard to matters of corporate governance. The Nominating and Corporate Governance Committee also reviews and assesses the effectiveness of the Board’s Code of Business Conduct and Ethics and recommends to the Board proposed revisions to the Code. In addition, the Nominating and Corporate Governance Committee reviews shareholder proposals and makes recommendations to the Board for action on such proposals. The Nominating and Corporate Governance Committee held one meeting in 2003.

      Pursuant to the NASD listing requirements, this Committee will meet without the presence of management directors on a regular basis.

      Attendance at Board, Committee and Annual Shareholders’ Meetings. The Board held five meetings in 2003. All directors are expected to attend each meeting of the Board and the committees on which he or she serves, and are also expected to attend the Annual Shareholders’ Meeting. In 2003, no director attended less than 75% of the meetings of the Board and the committees on which he or she served, and all directors attended the 2003 Annual Shareholders’ Meeting.

Shareholder Communications

      The Board believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, shareholders who wish to communicate with the Board of Directors or a particular director may do so by sending a letter to the Secretary of the Company at 23000 Euclid Avenue, Euclid, Ohio 44117. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Compensation of the Board of Directors

      The Company compensates non-employee directors for serving on the Board of Directors and reimburses them for expenses incurred in connection with Board of Directors meetings. During 2003 each non-employee director had the option to receive as an annual retainer either i) a payment of $25,000, ii) a grant of an option to purchase 9,500 shares of Common Stocks, or iii) a $12,500 payment and a grant of an option to purchase 4,750 shares of Common Stock. The options are granted in accordance with the Company’s Amended and Restated 1998 Long-Term Incentive Plan. The non-employee directors also receive a $2,000 fee per Board meeting attended and a $500 fee per committee meeting attended.

Company Affiliations with the Board of Directors and Nominees

      The following affiliation exists between the Company and nominees or directors:

      Mr. K. Greene is an officer of BPC Group, Inc., an international investment firm, which in the past has been retained by the Company to provide strategic business advisory services to the Company.

      Mr. Auletta, a director nominee, is an officer of KeyBank. The Company is a borrower of a secured $165,000,000 revolving credit of Bank One Corporation, lead arranger. KeyBank is a participant in this credit facility in the amount of $32.5 million as syndication agent. KeyBank received interest income and fee income during 2003 from the Company.

Compensation Committee Interlocks and Insider Participation

      The members of the Company’s Compensation Committee during 2003 were Messrs. Hatch, Selhorst and Wert. No officer or employee of the Company served on the Compensation Committee during 2003.

EXECUTIVE COMPENSATION

EXECUTIVE SUMMARY COMPENSATION TABLE

Summary of Compensation

      The following table sets forth the respective amounts of compensation paid to the Chairman of the Board and Chief Executive Officer and the four other highest paid executive officers of the Company (collectively, the “Named Executive Officers”) for each of the years indicated.

				Long-Term
				Compensation

				Securities
	Annual Compensation			Underlying
Name and				Options/	All Other
Principal Position	Year	Salary($)	Bonus($)	SARs(#)(1)	Compensation($)(2)

Edward F. Crawford	2003	750,000	304,000	0	56,273
Chairman of the Board	2002	450,000	0	0	68,701
and Chief Executive Officer	2001	450,000	0	300,000	61,995

Matthew V. Crawford	2003	218,750	25,000	0	4,782
President and	2002	156,250	0	0	3,907
Chief Operating Officer	2001	129,166	0	275,000	3,543

Richard P. Elliott	2003	285,417	10,000	0	4,782
Vice President and	2002	275,000	0	0	4,208
Chief Financial Officer	2001	275,000	0	5,000	3,709

Patrick W. Fogarty	2003	210,000	10,000	0	4,782
Director of Corporate	2002	200,000	0	0	4,782
Development	2001	170,575	0	42,000	4,360

Robert D. Vilsack(3)	2003	190,000	25,000	25,000	4,008
Secretary and General Counsel	2002	19,487	0	0	0

(1)	Reflects the number of shares of Common Stock of the Company covered by stock options granted during the years shown. No stock appreciation rights (“SARs”) were granted to the Named Executive Officers during the years shown.

(2)	For the year ended December 31, 2003, all other compensation includes contributions made by the Company under the Company’s Individual Account Retirement Plan as follows: Messrs. E. Crawford, M. Crawford, Elliott and Fogarty $4,000; Mr Vilsack $3,800; and insurance premiums paid by the Company to Mr. E. Crawford in the amount of $52,273; to each of Messrs. M. Crawford, Elliott and Fogarty in the amount of $782; and to Mr. Vilsack in the amount of $208.

(3)	Mr. Vilsack was appointed Secretary and General Counsel in December 2002.

Stock Based Compensation, Including Options

      The Park-Ohio Holdings Corp. Amended and Restated 1998 Long-Term Incentive Plan (the “1998 Plan”) permits the granting of stock options (either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code or nonstatutory stock options), stock appreciation rights, restricted shares, performance shares or stock awards. The 1998 Plan is administered by the Compensation Committee of the Board of Directors, which has authority to select officers and key employees to be participants and to determine the type and number of awards to be granted.

      The number of shares currently available for grant under the 1998 Plan shall not exceed 1,650,000, subject to adjustment under certain circumstances when the number of outstanding shares changes. The option price for stock options granted under the 1998 Plan is fixed by the Compensation Committee, but in no event will it be less than the fair market value of the Company’s Common Stock on the date of grant. The 1998 Plan continues in effect until terminated by the Board of Directors.

      The Compensation Committee granted stock options under the 1998 Plan during 2003. The following table sets forth information regarding the grant of options to the Named Executive Officers in 2003, and the value of unexercised options as of December 31, 2003.

Option/SAR Grants in Last Fiscal Year

	Individual Grants

	Number of	% of
	Securities	Total			Potential Realizable Value
	Underlying	Options/			at Assumed Annual Rates
	Options/	SARs			of Stock Price Appreciation
	SARs	Granted to	Exercise		for Option Term(2)
	Granted(#)	Employees	or Base	Expiration
Name	(1)	in 2003	Price($/sh)	Date	0%($)	5%($)	10%($)

Edward F. Crawford	0	0%	N/A	N/A	N/A	N/A	N/A
Matthew V. Crawford	0	0%	N/A	N/A	N/A	N/A	N/A
Richard P. Elliott	0	0%	N/A	N/A	N/A	N/A	N/A
Patrick W. Fogarty	0	0%	N/A	N/A	N/A	N/A	N/A
Robert D. Vilsack	10,000	22%	3.34	3/10/2013	0	21,009	53,240
	15,000	33%	4.40	5/21/2013	0	41,514	105,204

(1)	Options become exercisable to the extent of 33 1/3% of the subject shares after one year from the date of grant, 66 2/3% after two years from the date of grant, and 100% after three years from the date of grant.

(2)	The assumed rates of appreciation are not intended to represent either past or future appreciation rates with respect to the Company’s Common Stock. The rates are prescribed in the applicable SEC rules for use by all companies for the purpose of this table.

Aggregated Option/ SAR Exercises in Last Fiscal Year

and December 31, 2003 Option/ SAR Values

Value of
			Number of	Unexercised
			Unexercised	In-the-Money
			Options/SARs at	Options/SARs at
	Shares	$	December 31, 2003	December 31, 2003
	Acquired	Value	Exercisable/	Exercisable/
Name	on Exercise	Realized	Unexercisable	Unexercisable(1)

Edward F. Crawford	None	N/A	300,000/0	$1,647,000/0
Matthew V. Crawford	None	N/A	208,333/66,667	$1,143,748/336,002
Richard P. Elliott	None	N/A	3,333/1,667	$18,298/9,152
Patrick W. Fogarty	None	N/A	40,333/1,667	$221,428/9,152
Robert D. Vilsack	None	N/A	0/25,000	$0/85,600

(1)	The “Value of Unexercised In-the-Money Options/ SARs at December 31, 2003” was calculated by determining the difference between the fair market value of the underlying Common Stock at December 31, 2003 (the Nasdaq closing price of the Park-Ohio Common Stock on December 31, 2003 was $7.40) and the exercise price of the option. An option is “In-the-Money” when the fair market value of the underlying Park-Ohio Common Stock exceeds the exercise price of the option.

Compensation Committee Report

      The following report of the Compensation Committee and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

      The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal 2003.

What is the Company’s philosophy of executive officer compensation?

The Company has structured its executive compensation program to support the objectives and entrepreneurial culture of the Company. The Company’s compensation program for executives consists of three key elements:

•	a base salary,

•	a performance-based annual bonus, and

•	periodic grants of stock based compensation (options, restricted shares, etc.).

Under this approach, a substantial proportion of executive pay (bonus and stock based compensation) is “at risk”. The variable annual bonus is based, in significant part, on Company performance. Stock based compensation relates a significant portion of long-term remuneration directly to stock price appreciation and aligns the interests of executives with the interests of the Company’s shareholders. We believe that this three-part approach best serves the interests of the Company and its shareholders.

      Base salary. Base salaries for the Company’s executive officers other than the Chief Executive Officer, including any annual or other adjustments, are determined after taking into account recommendations by the Chief Executive Officer, after considering such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer’s service.

      Annual Bonus. Awards of annual bonuses to executive officers, other than the Chief Executive Officer, are determined after taking into account recommendations by the Chief Executive Officer. In making his recommendations, the Chief Executive Officer considers the performance of the Company in meeting financial targets and each executive’s individual efforts unrelated to Company financial performance. The financial targets are based on one or more of the following business criteria:

•	net income,

•	earnings before interest, taxes depreciation and amortization,

•	return on assets,

•	earnings per share, or

•	any combination of the above.

      Stock Based Compensation. Award of stock based compensation to executive officers, other than the Chief executive Officer, are determined after taking into account recommendations by the Chief Executive Officer.

      All decisions to grant stock options are in the sole discretion of the Compensation Committee. While options typically vest over a three-year period, options granted to certain executive officers may have shorter vesting periods.

How is the Company’s Chief Executive Officer compensated?

      For fiscal years 2001 and 2002, Mr. Crawford, as Chief Executive Officer was entitled to receive a base salary of $500,000. Mr. Crawford voluntarily reduced his annual base salary to $450,000 for those years. Mr. Crawford received no bonus award for fiscal years 2001 and 2002.

      The Compensation Committee considered that the Company reported improved consolidated earnings (excluding restructuring and asset impairment charges), improved profit margins and strong cash flow despite a difficult manufacturing environment and slower than expected recoveries in various markets in which the Company’s products are sold. The Committee also noted that the Company had made substantial progress in its restructuring efforts initiated in 2001, the results of which are expected to improve earnings and profitability in the future as market conditions improve. Accordingly, the Compensation Committee increased Mr. Crawford’s base salary to $750,000 for the year ended December 31, 2003.

      Mr. Crawford is eligible to receive an annual bonus and stock based compensation. Annual bonuses for Mr. Crawford are generally based upon the Company meeting certain performance targets. The Compensation Committee determined that the performance target for net income was met and Mr. Crawford was awarded a bonus in the amount of $304,000 for the year ended December 31, 2003. Mr. Crawford received no new awards of stock-based compensation in 2003.

How is the Company addressing Internal Revenue Code limits on deductibility of compensation?

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the status exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

      The Compensation Committee believes that it is generally in the Company’s best interests to attempt to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies the statute’s requirements. However the Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet Section 162(m) standards when necessary to enable the Company to meet its overall objectives, even if the Company may not deduct all of the compensation. Accordingly, the Board and the Compensation Committee have expressly reserved the authority to award non-deductible compensation in appropriate circumstances.

      During 2003, the members of the Compensation Committee were:

Lewis E. Hatch, Jr.
Lawrence O. Selhorst, Chairman
James W. Wert

AUDIT COMMITTEE

Audit Committee Report

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

      The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. The Committee selects the independent auditors. The Committee is composed of three directors, each of whom is independent as defined under the NASD listing requirements. Currently the Audit Committee is composed of Messrs. Hatch, Greene and Wert. The Committee operates under a written charter adopted by the Board of Directors.

      Management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

      In connection with these responsibilities, the Committee met with management and Ernst & Young LLP to review and discuss the audited consolidated financial statements for the year ended December 31, 2003. The Committee discussed with Ernst & Young LLP their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), has discussed with Ernst & Young LLP its independence from management and has considered the compatibility of nonaudit services with the auditors’ independence.

      The Committee meets with the internal and independent auditors, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003. We also selected Ernst & Young LLP as the Company’s independent auditors for 2004.

The Audit Committee
Lewis E. Hatch, Jr., Chairman
Kevin R. Greene
James W. Wert

Independent Auditor Fee Information

Audit and Non-Audit Fees

      The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements in each of the last two fiscal years:

	2003	2002

Audit fees	$401,000	427,000

Audit-related fees	$215,500	204,000

Tax fees	$67,250	71,000

All other	$0	0
	$683,750	$702,000

      Fees for audit services included fees associated with the annual audit, the reviews of the Company’s quarterly reports on Form 10-Q, and statutory audits required internationally. Audit-related fees principally included fees in connection with pension plan audits and accounting consultations. Tax fees included tax compliance, tax advice and tax planning.

Pre-approval policy

      In accordance with SEC rules issued pursuant to the Sarbanes-Oxley Act of 2002, which were effective as of May 6, 2003 and require, among other things, that the Audit Committee pre-approve all audit and non-audit services provided by the Company’s independent auditor, the Audit Committee has adopted a formal policy on auditor independence requiring the approval by the Audit Committee of all professional services rendered by the Company’s independent auditor prior to the commencement of the specified services.

      Since May 6, 2003, 100% of the services described in “Audit Fees,” “Audit-Related Fees” and Tax Fees” were approved by the Audit Committee in accordance with the Company’s formal policy on auditor independence.

Appointment of Independent Auditors

      The Audit Committee has appointed Ernst & Young LLP, independent public accountants, to audit and report on the consolidated financial statements of the Company for the fiscal year ending December 31, 2004 and to perform such other services as may be required of them. In making the appointment, the Audit Committee reviewed both the audit scope and estimated fees of Ernst & Young for the audit of the 2003 financial statements.

      Representatives of Ernst & Young will have an opportunity to make a statement at the Annual Meeting, if they so desire, and will be available to respond to appropriate shareholders’ questions.

April 12, 2004

PERFORMANCE COMPARISONS

      The graph and chart set forth below compare the cumulative total shareholder return of the Company’s Common Stock for the five years ended December 31, 2003 to (a) the Total Return Index for the Nasdaq Stock Market (U.S. Companies), and (b) the S&P SmallCap Performance 600. In all cases shown, the chart assumes the investment of $100 on December 31, 1998 and the reinvestment of all dividends.

      The Company has chosen the data represented in the S&P SmallCap Performance 600 Index as an index of issuers with similar market capitalizations because the Company does not believe it can reasonably identify a peer group or select an appropriate published industry or line-of-business index. Such industry or line-of-business indices are comprised primarily of either retailers or manufacturers whose business is not substantially similar to the Company’s businesses.

Comparison of Five-Year Cumulative Total Return

Park-Ohio, Nasdaq Stock Market (U.S. Companies) and
S&P Small Cap Performance 600 Index

	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003

Park-Ohio Holdings Corp.	100.0	65.3	32.2	21.0	27.5	48.9

Nasdaq Stock Market (US Companies)	100.0	185.4	111.8	88.7	61.3	91.7

S&P Small Cap Performance 600	100.0	111.5	123.8	130.9	110.9	152.5

(1)	The index is issued by the University of Chicago Graduate School of Business, Center for Research in Security Prices.

CERTAIN TRANSACTIONS

      General Aluminum Mfg. Company (“General Aluminum”), a wholly-owned subsidiary of the Company, leases space in three buildings in Conneaut, Ohio: (i) a 91,500 square foot facility owned by a company owned by Mr. M. Crawford, at a monthly rent of $30,400; (ii) an additional 70,000 square foot attached facility owned by the same company, at a monthly rent of $10,000; and (iii) a separate 50,000 square foot facility owned by Mrs. E. Crawford, at a monthly rent of $4,000. In addition, General Aluminum leases a 125,000 square foot facility in Huntington, Indiana owned by a company owned by Mr. E. Crawford, at a monthly rent of $9,000.

      Park-Ohio Products, Inc., a wholly-owned subsidiary of the Company, leases a 150,000 square foot facility in Cleveland, Ohio at a monthly rent of $26,423. This facility is owned by a company whose shareholder is Mr. M. Crawford. This lease has been approved by the Company’s Directors.

      The Company believes that the foregoing transactions were all on terms at least as favorable to the Company as if negotiated on an arms-length basis with unrelated third parties.

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

      2005 Proposals. Any shareholder who intends to present a proposal to include in the proxy materials for the 2005 annual meeting must comply with Rule 14a-8 of the SEC. To have the proposal included in the Company’s proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal in writing by December 14, 2004 to the Secretary of the Company, at 23000 Euclid Avenue, Euclid, Ohio 44117.

      Advance Notice Procedures. Under Company bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or otherwise brought before the meeting by or at the direction of the Board of Directors or by a shareholder who has delivered written notice to the Secretary of the Company not less than sixty days nor more than ninety days before the meeting. If there was less than seventy-five days notice or prior public disclosure of the date of the meeting given or made to the shareholders, then in order for the notice by the shareholder to be timely it must be received no later than the close of business on the fifteenth day after the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

ANNUAL REPORT

      The Annual Report of the Company for the year ended December 31, 2003 is being mailed to each shareholder of record with this Proxy Statement. Additional copies may be obtained from the undersigned.

PARK-OHIO HOLDINGS CORP.

ROBERT D. VILSACK
Secretary and General Counsel

April 12, 2004

Annex A

CODE OF BUSINESS CONDUCT AND ETHICS

Introduction

      This Code of Business Conduct and Ethics describes the basic principles of conduct that we share as officers and employees of Park-Ohio Industries, Inc. and its related subsidiaries and affiliates. This Code also applies to our directors and should be followed by our agents and representatives, including consultants. Violation of this Code may result in disciplinary action, varying from reprimand to dismissal.

      This Code is intended to provide a broad overview of basic ethical principles that guide our conduct. In some circumstances, we maintain more specific policies on the topics referred to in this Code. Should you have any questions regarding these policies, please contact our General Counsel, the human resource manager or your supervisor in your business unit.

Compliance with Laws, Rules and Regulations

      We comply with all laws, rules, and regulations of the places where we do business. If a law, rule, or regulation is unclear, or conflicts with a provision of this Code, you should seek advice from supervisors or our General Counsel but always seek to act in accordance with the ethical standards described in this Code.

Conflicts of Interest

      We conduct our business affairs in the best interest of our Company and should therefore avoid situations where our private interests interfere in any way with our Company’s interests. We need to be especially sensitive to situations that have even the appearance of impropriety and promptly report them to a supervisor, or if appropriate, a more senior manager. If you believe that a transaction, relationship or other circumstance creates or may create a conflict of interest, you should promptly report this concern. It is our policy that circumstances that pose a conflict of interest for our employees are prohibited unless a waiver is obtained from an appropriate Company officer. Consistent with the listing requirements of the National Association of Securities Dealers, Inc. (the “NASD”), and as further described below, any waiver of this conflict of interest policy for a director or executive officer may only be made by our Board, and any such waiver should be appropriately disclosed in a report filed with the Securities and Exchange Commission (SEC) within five days of the waiver.

Record-Keeping

      We require honest and accurate recording and reporting of information in order to make responsible business decisions. We document and record our business expenses accurately. Questionable expenses should be discussed with the appropriate personnel in our auditing department.

      All of our books, records, accounts, and financial statements are maintained in reasonable detail, appropriately reflect our transactions, and conform both to applicable legal requirements and to our system of internal controls.

      We avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies in our business records and communications. We maintain our records according to our record retention policies. In accordance with those policies, in the event of litigation or governmental investigation, please consult our General Counsel.

Public Reporting

      We are a public company and as a result file reports and other documents with the SEC and the NASD. We also issue press releases and make other public statements that include financial and other information about our business, financial condition and results of operations. We endeavor to make full, fair, accurate, timely and understandable disclosure in reports and documents we file with, or submit to, the SEC and in our press releases and public communications.

      We require cooperation and open communication with our internal and outside auditors. It is illegal to take any action to fraudulently influence, coerce, manipulate, or mislead any internal or external auditor engaged in the performance of an audit of our financial statements.

      The laws and regulations applicable to filings made with the SEC, including those applicable to accounting matters, are complex. While the ultimate responsibility for the information included in these reports rests with senior management, numerous other employees participate in the preparation of these reports or provide information included in these reports. We maintain disclosure controls and procedures to ensure that the information included in the reports that we file or submit to the SEC is collected and communicated to senior management in order to permit timely disclosure of the required information.

      If you are requested to provide, review or certify information in connection with our disclosure controls and procedures, you must provide the requested information or otherwise respond in a full, accurate and timely manner. Moreover, even in the absence of a specific request, you should report any significant information that you believe should be considered for disclosure in our reports to the SEC.

      If you have questions or are uncertain as to how our disclosure controls and procedures may apply in a specific circumstance, promptly contact your supervisor or a more senior manager. We want you to ask questions and seek advice. Additional information regarding how to report your questions or concerns (including on a confidential, anonymous basis) is included below in this Code under the heading “Reporting Illegal or Unethical Behavior.”

Insider Trading

      We do not trade in Company stock on the basis of material, non-public information concerning the Company, nor do we “tip” others who may trade in Company securities.

Corporate Opportunities

      We do not personally take opportunities that are discovered through the use of Company property, information or position without the prior consent of our Board. Our directors, officers, and employees are also prohibited from competing with the Company.

Competition and Fair Dealing

      We outperform our competition fairly and honestly by developing leading products based on design and performance. We do not engage in unethical or illegal business practices such as stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent, or inducing disclosure of this type of information by past or present employees of other companies.

Business Entertainment and Gifts

      We recognize that business entertainment and gifts are meant to create good will and sound working relationships, not to gain unfair advantage with customers or suppliers. Neither we nor our family members offer, give, or accept any gift or entertainment unless it: (a) is not a cash gift, (b) is consistent with customary business practices, (c) is not excessive in value, (d) cannot be construed as a bribe or payoff, and (e) does not violate any laws or regulations. Any questionable gift or invitation should be discussed with a supervisor, or, if appropriate, a more senior manager.

Discrimination and Harassment

      The diversity of our employees is a tremendous asset. We provide equal opportunity in all aspects of employment and will not tolerate discrimination or harassment of any kind. Derogatory comments based on racial or ethnic characteristics, unwelcome sexual advances and similar behavior are prohibited.

Health and Safety

      We strive to provide a safe and healthful work environment. We ensure a safe and healthy work environment by following safety and health rules and practices and promptly reporting accidents, injuries and unsafe equipment, practices, or conditions to a supervisor or more senior manager.

      We do not permit violence or threatening behavior in our workplaces. We report to work in condition to perform our duties at our best, free from the influence of illegal drugs or alcohol. We do not tolerate the use of illegal drugs in the workplace.

Confidentiality

      We protect confidential information. Confidential information includes proprietary information such as our trade secrets, patents, trademarks, copyrights, business, marketing plans, sales forecasts, engineering and manufacturing ideas, designs, databases, records, salary information, and unpublished financial data and reports, as well as any non-public information that might be of use to competitors or harmful to us or our customers if disclosed. It also includes information that suppliers and customers have entrusted to us on a confidential basis. Our personal obligation not to disclose confidential information continues even after employment ends.

Protection and Proper Use of Company Assets

      Theft, carelessness, and waste of Company assets have a direct impact on our profitability and should be avoided. Any suspected incident of fraud or theft should be immediately reported to a supervisor or, if appropriate, a more senior manager for investigation. We carefully safeguard our confidential information. Unauthorized use or distribution of confidential information is prohibited and could also be illegal, resulting in civil or even criminal penalties.

Payments to Government Personnel

      In compliance with the United States Foreign Corrupt Practices Act we do not give anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. We do not promise, offer, or deliver to any foreign or domestic government employee or official any gift, favor, or other gratuity that would be illegal. Our General Counsel can provide guidance in this area.

      The laws or customs of other countries in which we operate may be less clear. It is our policy to comply with those laws or customs; however, if a local law or custom seems to contradict the principles described in this Code, contact a supervisor or our General Counsel for guidance.

Waivers

      Consistent with the NASD listing requirements, only our Board may waive a provision of this Code for our executive officers or directors, and any waiver should be appropriately disclosed in a report filed with the SEC within five days after the waiver. Waivers of this Code for any other employee may be made only by an appropriate Company officer, and then only under special circumstances.

Reporting Illegal or Unethical Behavior

      In order to encourage reports of illegal or unethical behavior (including violations of this Code), we keep all reports confidential and do not allow retaliation for good faith reports of possible misconduct by others. It is also our duty to cooperate in internal investigations of alleged misconduct.

      We must all work to ensure prompt and consistent action against unethical or illegal behavior. Oftentimes a violation of this Code will be easy to recognize and should be promptly reported to a supervisor or, if appropriate, a more senior manager. However, in some situations it is difficult to know right from wrong. Since none of us can anticipate every situation that will arise, it is important that we have a way to approach a new or sensitive question or concern. Here are some questions that can be asked:

1.	What do I need to know? In order to reach the right solutions, we must be as fully informed as possible.

2.	What specifically am I being asked to do? Does it seem unethical or improper? This will focus the inquiry on the specific action in question, and the available alternatives. Use judgment and common sense. If something seems unethical or improper, it probably is.

3.	What is my responsibility? In most situations, there is shared responsibility. Should colleagues be informed? It may help to get others involved and discuss the issue.

4.	Have I discussed the issue with a supervisor? This is the basic guidance for all situations. In many cases, a supervisor will be more knowledgeable about the question and will appreciate being brought into the decision-making process. Remember that it is the supervisor’s responsibility to help solve problems.

5.	Should I seek help from Company management? In the case which it may not be appropriate to discuss an issue with a supervisor, or where you would not be comfortable approaching a supervisor with your question, discuss it with your human resources manager in your business unit. If for some reason you do not believe that your concerns have been appropriately addressed, you should seek advice from our General Counsel. We have established procedures to permit confidential, anonymous submissions of concerns with respect to questionable accounting or auditing matters.

Conclusion

      The Company’s good name and reputation depend, to a very large extent, upon you taking personal responsibility for maintaining and adhering to the policies and guidelines set forth in this Code. Your business conduct on behalf of the Company must be guided by the policies and guidelines set forth in this Code.

* * * * *

Availability of this Code

      This Code will be made available upon request sent to the Company’s Secretary.

Annex B

AUDIT COMMITTEE CHARTER

Purpose

      The purpose of the Committee is to oversee (a) the accounting and financial reporting processes of Park-Ohio Holdings Corp. (the “Company”) and (b) the audits of the financial statements of the Company.

Composition of the Committee

      Number. The Committee shall consist of no fewer than three members.

Qualifications.

1)	Each Committee member shall meet the independence criteria of (A) the listing requirements of the National Association of Securities Dealers, Inc. (“NASD”), as such requirements are interpreted by the Board of Directors in its business judgment and (B) Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the Securities and Exchange Commission (“SEC”), including Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), and the NASD. Notwithstanding the foregoing, one member of the Board of Directors who: (A) does not meet the independence criteria for membership on the Committee of the listing requirements of the NASD; (B) meets the independence criteria of Section 10A(m)(3) of the Exchange Act and the rules promulgated thereunder; and (C) is not a current officer or employee of the Company or a family member of such an officer or employee, may be appointed to the Committee if the Board of Directors, under exceptional and limited circumstances, determines that such member’s membership on the Committee is required in the best interests of the Company and its stockholders and the Board of Directors discloses, in the Company’s next annual proxy statement, the nature of the relationship of such member with the Company and the reasons for the determination of the Board of Directors, provided that such member may not serve longer than two years on the Committee and may not serve as the Chairman of the Committee.

2)	No Committee member shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the three years prior to the proposed appointment of such member to the Committee.

3)	Each Committee member shall be able to read and understand fundamental financial statements, including a balance sheet, an income statement and a cash flow statement. Additionally, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board of Directors shall determine, in its business judgment whether at least one member has such financial sophistication. The designation or identification of a person as having such financial sophistication shall not (A) impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Committee and Board of Directors in the absence of such designation or identification or (B) affect the duties, obligations or liability of any other member of the Committee or Board of Directors.

4)	Each Committee member shall receive as compensation from the Company only those forms of compensation as are not prohibited by Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the SEC and the NASD. Permitted compensation includes (A) director’s fees (which includes all forms of compensation paid to directors of the Company for service as a director or member of a committee of the Board of Directors) and/or (B) fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company provided that such compensation is not contingent in any way on continued service. Additional director’s fees may be paid to members of the Committee to compensate them for the significant time and effort they expend in performing their duties as members of the Committee.

      Appointment. The Board of Directors will appoint the members and the Chairman of the Committee. Committee members shall serve at the pleasure of the Board of Directors and for such term or terms as the Board of Directors may determine.

Duties and Responsibilities of the Committee

      The Committee is responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s interim financial statements.

      The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

      In performing its responsibilities, the Committee shall:

1)	Retain the Independent Auditors: The Committee has the sole authority to (A) retain and terminate the Company’s independent auditors, (B) approve all audit engagement fees, terms and services and (C) approve any non-audit engagements with the Company’s independent auditors. The Committee is to exercise this authority in a manner consistent with Sections 201, 202 and 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the SEC and the NASD. The Committee may delegate the authority to grant any pre-approvals of non-audit engagements required by such sections to one or more members of the Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

2)	Review and Discuss the Independence of the Auditors: In connection with the retention of the Company’s independent auditors, the Committee is to, at least annually, review and discuss the information provided by management and the auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors. The Committee is responsible for (A) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, including Independence Standards Board Standard 1, (B) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors and (C) taking, or recommending that the Board of Directors take, appropriate action to oversee the independence of the auditor. In connection with the Committee’s evaluation of the auditors’ independence, the Committee shall also take such steps as may be required by law with respect to the identification and regular rotation of the audit partners serving on the Company’s audit engagement team.

3)	Set Hiring Policies: The Committee is to set hiring policies for employees or former employees of the independent auditors, which include the restrictions set forth in Section 206 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC.

4)	Review and Discuss the Audit Plan: The Committee is to review and discuss with the independent auditors and management the plans for, and the scope of, the annual audit and other examinations.

5)	Review and Discuss Conduct of the Audit: The Committee is to review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management’s response, including (A) any restriction on audit scope or on access to requested information, (B) any disagreements with management and (C) significant issues discussed with the independent auditors’ national office. The Committee is to decide all unresolved disagreements between management and the independent auditors regarding financial reporting.

6)	Review and Discuss Financial Statements and Disclosures: The Committee is to review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including (A) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (B) the disclosures regarding internal controls and other matters required by Sections 302 and 404 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC.

7)	Review and Discuss Earnings Press Releases: The Committee is to review and discuss earnings and other financial information to be included in press releases (including any use of “pro forma” or “adjusted” non-GAAP information), which review may occur after issuance and may be done generally as a review of the types of information to be disclosed and the form of presentation to be made.

8)	Review and Discuss Internal Audit Plans: The Committee is to review and discuss with management, including the senior internal auditing executive and appropriate members of the staff of the internal auditing department the plans for and the scope of their ongoing audit activities, including adequacy of staffing.

9)	Review and Discuss Internal Audit Reports: The Committee is to review and discuss with management, including the senior internal auditing executive and appropriate members of the staff of the internal auditing department the annual summary of the activities and findings of the internal auditing department.

10)	Review and Discuss the Systems of Internal Accounting Controls: The Committee is to review and discuss with the independent auditors, the senior internal auditing executive, the Chief Financial Officer, the General Counsel and, if and to the extent deemed appropriate by the Chairman of the Committee, members of their respective staffs the adequacy of the Company’s internal accounting controls, the Company’s financial, auditing and accounting organizations and personnel, and the Company’s policies and compliance procedures with respect to business practices.

11)	Review and Discuss the Recommendations of Independent Auditors: The Committee is to review and discuss with management, including the senior internal auditing executive and the appropriate members of the staff of the internal auditing department recommendations made by the independent auditors and the senior internal auditing executive.

12)	Review and Discuss the Audit Results: The Committee is to review and discuss with the independent auditors (A) the report of their annual audit, or proposed report of their annual audit, (B) the accompanying management letter, if any, (C) the reports of their reviews of the Company’s interim financial statements conducted in accordance with Statement on Auditing Standards No. 100 and (D) the reports of the results of such other examinations outside of the course of the independent auditors’ normal audit procedures that the independent auditors may from time to time undertake.

13)	Obtain Assurances under Section 10A(b) of the Exchange Act: The Committee is to obtain assurance from the independent auditors that in the course of conducting the audit, there have been no acts detected or that have otherwise come to the attention of the audit firm that require disclosure to the Committee under Section 10A(b) of the Exchange Act.

14)	Approve Related Party Transactions: The Committee is to approve all related party transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC.

15)	Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies: The Committee is to establish procedures for (A) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (B) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the SEC and the NASD.

16)	Review and Discuss Other Matters: The Committee should review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

17)	Make Board Reports: The Committee should report its activities regularly to the Board of Directors in such manner and at such times as the Committee and the Board of Directors deem appropriate, but in no event less than once a year. Such report should include a review of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit function.

18)	Maintain Flexibility. The Committee, in carrying out its responsibilities, policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

Meetings of the Committee

      The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Chairman of the Committee shall, in consultation with the other members of the Committee, the Company’s independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing agenda therefor and supervising the conduct thereof. The Committee may also take any action permitted hereunder by unanimous written consent.

      The Committee may request any officer or employee of the Company or the Company’s outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may meet with the Company’s management, the internal auditors and the independent auditors periodically in separate private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believe should be discussed privately.

Resources and Authority of the Committee

      The Committee shall have the resources and authority appropriate to discharge its responsibilities as required by law, including the authority to engage independent counsel and other advisors as the Committee deems necessary to carry out its duties. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.

      The Company will provide for appropriate funding, as determined by the Committee, for payment of (a) compensation to the Company’s independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company, (b) compensation to independent counsel or any other advisors employed by the Committee and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Audit Committee Report

      The Committee will prepare, with the assistance of management, the independent auditors and outside legal counsel, the Audit Committee Report to be included in the Company’s annual proxy statement.

Annual Review of Charter

      The Committee will conduct and review with the Board of Directors annually an evaluation of the adequacy of this Charter and recommend any changes to the Board of Directors. The Committee may conduct this charter evaluation in such manner as the Committee, in its business judgment, deems appropriate.

Annual Performance Evaluation

      The Committee will conduct and review with the Board of Directors annually an evaluation of the Committee’s performance with respect to the requirements of this Charter. This evaluation should also set forth the goals and objectives of the Committee for the upcoming year. The Committee may conduct this performance evaluation in such manner as the Committee, in its business judgment, deems appropriate.

Directions to The Manor

24111 Tungsten/Rockwell Road
Euclid, Ohio 44117

The Manor is in Heritage Business Park, on the North Side of Euclid Avenue just East of the Park-Ohio Headquarters, between Babbitt Road and East 222.

DETACH CARD
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PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P	Lewis E. Hatch, Jr. and Kevin R. Greene or either of them, are hereby authorized, with full power of substitution, to represent and vote the Common Stock of the undersigned at the annual meeting of shareholders of Park-Ohio Holdings Corp. to be held at The Manor, 24111 Tungsten/Rockwell Road, Euclid, Ohio 44117 on May 20, 2004, and any and all adjournments, postponements or continuations thereof.

R	If this Proxy is properly executed and returned, shares represented hereby will be voted in the manner specified by the shareholder. If no specification is made, shares will be voted for the election of the persons nominated as directors pursuant to the Proxy Statement.

O	1. THE ELECTION OF DIRECTORS

X	FOR all nominees listed below ☐ (except as otherwise marked below)	WITHHOLD AUTHORITY ☐ to vote for all nominees listed below

Y	Patrick V. Auletta, Dan T. Moore III and James W. Wert
(Instructions: to withhold authority to vote for any individual nominee, strike a line through that nominee’s name.)

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(Continued from reverse side)

2.	THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION THEREOF.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

DATE:	, 2004

(Sign here)

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Directions to The Manor

24111 Tungsten/Rockwell Road
Euclid, Ohio 44117

DETACH CARD
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The Manor is in Heritage Business Park, on the North Side of Euclid Avenue just East of the Park-Ohio Headquarters, between Babbitt Road and East 222.

CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

V O T I N G I N S T R U	To Charles Schwab Retirement Plan Services, Trustee of the Individual Account Retirement Plan of Park-Ohio Industries, Inc. and Its Subsidiaries (the “Plan”): The undersigned, a participant in the Plan, hereby directs the Trustee to vote in person or by proxy (a) all common shares of Park-Ohio Holdings Corp. credited to the undersigned’s account under the Plan on the record date (“allocated shares”); and (b) the proportionate number of common shares of Park-Ohio Holdings Corp. allocated to the accounts of other participants in the Plan, but for which the Trustee does not receive valid voting instructions (“non-directed shares”) and as to which the undersigned is entitled to direct the voting in accordance with the Plan provisions at the annual meeting of shareholders of Park-Ohio Holdings Corp. to be held at The Manor, 24111 Tungsten/Rockwell Road, Euclid, Ohio 44117, on May 20, 2004, and any and all adjournments, postponements, or continuations thereof. Under the Plan, shares allocated to the accounts of participants for which the Trustee does not receive timely directions in the form of a signed voting instruction card are voted by the Trustee as directed by the participants who timely tender a signed voting instruction card. By completing this Confidential Voting Instruction Card and returning it to the Trustee, you are authorizing the Trustee to vote allocated shares and a proportionate amount of the non-directed shares held in the Plan. The number of non-directed shares for which you may instruct the Trustee to vote will depend on how many other participants exercise their right to direct the voting of their allocated shares. Any participant wishing to vote the nondirected shares differently from the allocated shares may do so by requesting a separate voting instruction card from the Trustee at 800-724-7526.
C T I O	If this Confidential Voting Instruction Card is properly executed and returned, shares represented hereby will be voted in the manner specified by the participant.
N S	1. THE ELECTION OF DIRECTORS

FOR all nominees listed below ☐ (except as otherwise marked below)	WITHHOLD AUTHORITY ☐ to vote for all nominees listed below

Patrick V. Auletta, Dan T. Moore III and James W. Wert

(Instructions: to withhold authority to vote for any individual nominee, strike a line through that nominee’s name.)

DETACH CARD
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(Continued from reverse side)

2.	THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION THEREOF.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

DATE:	, 2004

(Sign here)

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.